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                      [Letterhead of Sterling Optical (R)]

July 11, 1996

Duling Optical Corporation
D & K Optical, Inc.
Monfried Optical Company
4413 Poplar Level Road
Louisville, Kentucky 40213

Re:  ASSIGNMENT OF LEASES

Gentlemen:

Reference is made to that certain Letter Agreement, dated May 24, 1996, a copy of which is annexed hereto, pursuant to which each of Duling Optical Corporation, D & K Optical, Inc. and Monfried Optical Company, together with certain of their respective affiliates (collectively, the "Assignors") granted to Sterling Vision DKM, Inc. ("DKM") the right, on or before July 24, 1996, to notify the Assignors, in writing, of DKM's election not to include one or more of the leases (referred to in said Letter Agreement) in the group of leases assigned to DKM.

When fully executed, this letter will serve to confirm our understanding and agreement that the date set forth in said Letter Agreement shall be extended from July 24, 1996 to September 30, 1996.

If the foregoing correctly sets forth our understanding and agreement, kindly indicate such acceptance by signing, in the space below, and returning to the undersigned a duplicate copy of this letter.

                                        Very truly yours,

                                        STERLING VISION DKM, INC.

                                        By:   /s/ Joseph Silver
                                              -----------------
                                              Joseph Silver,
                                              Executive Vice President
                                                & General Counsel


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AGREED AND CONSENTED TO:

July __, 1996

DULING OPTICAL CORPORATION
MONFRIED OPTICAL COMPANY
D & K OPTICAL, INC., a Delaware corporation
D & K OPTICAL, INC., a Minnesota corporation

VISION OPTICAL CO., INC.
VISION OPTICAL CO.
KINDY OPTICAL COMPANY, an Iowa corporation
KINDY OPTICAL COMPANY, a Delaware corporation
D & K OPTICAL CO. OF SOUTH DAKOTA
DULING OPTICAL, INC.

By:   /s/ Larry Joel
      --------------
      Larry Joel, President

JS/pas
Enclosure


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